UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2013

Century Aluminum Company

(Exact name of registrant as specified in its charter)

Delaware	1-34474	13-3070826
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(831) 642-9300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The information set forth below under Item 7.01 is incorporated by reference to this Item 2.02.

Item 7.01	Regulation FD Disclosure

On May 20, 2013, Century Aluminum Company (the “Company”) issued a press release announcing that it intends to offer, pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), up to $250,000,000 aggregate principal amount of Senior Secured Notes Due 2021 (the “144A Offering”). Concurrently, the Company issued a press release announcing the commencement of a cash tender offer and related consent solicitation for any and all of its issued and outstanding 8% Senior Secured Notes due 2014 to be financed with the net proceeds of the 144A Offering (the “Tender Offer”). Copies of the press releases announcing the 144A Offering and the Tender Offer are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated by reference herein.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.3 and Exhibit 99.4, which information is incorporated by reference herein. This information consists of excerpted material from a preliminary confidential offering circular that will be furnished to investors in connection with the 144A Offering, as well as excerpted materials from a confidential investor presentation that will be used during management presentations to certain prospective purchasers of the notes.

The information included in this Current Report is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	144A Offering Press Release, dated May 20, 2013

99.2	Tender Offer Press Release, dated May 20, 2013

99.3	Excerpts from Preliminary Confidential Offering Circular, dated May 20, 2013

99.4	Excerpts from Confidential Investor Presentation, dated May 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY ALUMINUM COMPANY

Date:	May 20, 2013	By:	/s/ Jesse E. Gary
			Name:	Jesse E. Gary
			Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	144A Offering Press Release, dated May 20, 2013

99.2	Tender Offer Press Release, dated May 20, 2013

99.3	Excerpts from Preliminary Confidential Offering Circular, dated May 20, 2013

99.4	Excerpts from Confidential Investor Presentation, dated May 20, 2013